SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): November 23, 1999

                        ADELPHIA BUSINESS SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)

                                    000-21605
                            (Commission File Number)


         Delaware                                         25-1669404

(State or other jurisdiction                              (I.R.S. Employer
of incorporation or organization)                         Identification Number)


One North Main Street - Coudersport, PA                   16915-1141
(Address of principal executive Offices)                  (Zip Code)


       Registrant's telephone number, including area code: (814) 274-9830







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Item 5. Other Events

         On November 30, 1999, Adelphia Business Solutions, Inc. consummated the sale of 8,750,000 shares of Class A Common Stock to the public and 5,181,350 shares of Class B Common Stock to Adelphia Communications Corporation. These offerings were announced in a press release issued on November 23, 1999 which is attached hereto as Exhibit 99.01 and incorporated by reference herein.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

Exhibit          Description

 1.01 Underwriting Agreement dated as of November 23, 1999 among Adelphia Business Solutions, Inc. Salomon Smith Barney, Inc. and several other Underwriters named therein (filed herewith).

10.01 Stock Purchase Agreement dated November 23, 1999 between Adelphia Business Solutions, Inc. and Adelphia Communications Corporation (filed herewith).

99.01            Press release dated November 23, 1999





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                        ADELPHIA BUSINESS SOLUTIONS, INC.

Date: November 30, 1999                 By: /s/ Timothy J. Rigas
                                                ----------------
                                                  Timothy J. Rigas
                                                  Vice Chairman and Chief
                                                  Financial Officer

                                  EXHIBIT INDEX

Exhibit          Description

 1.01 Underwriting Agreement dated as of November 23, 1999 among Adelphia Business Solutions, Inc. Salomon Smith Barney, Inc. and several other Underwriters named therein (filed herewith).

10.01 Stock Purchase Agreement dated November 23, 1999 between Adelphia Business Solutions, Inc. and Adelphia Communications Corporation (filed herewith).

99.01            Press release dated November 23, 1999